Helping Build Illinois—The Union Way

The AFL-CIO Housing Investment Trust builds on nearly 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Illinois

113	$1.6B	$3.1B	31.4M	21,052
Projects	Invested or Allocated	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$6.4B	33,266	$2.5B	$283.8M	69%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

EDWIN BERRY MANOR APARTMENTS

The HIT provided $5.8 million in financing for the $12.5 million substantial rehabilitation of Edwin Berry Manor Apartments in Chicago. The 56-unit project is 100% affordable and will create an estimated 45,010 hours of union construction work.

PROJECT PROFILE:

SOUTHERN HILLS/ORLANDO

The HIT provided $21.8 million in funding for the $40.9 million moderate rehabilitation of the Southern Hills and Orlando apartments in Decatur. The project will rehabilitate 212 units (100% affordable) and create an estimated 109,000 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Helping Build Illinois —The Union Way	JUNE 2023

Parkway Lakeside Apartments—O’Fallon	Heiwa Terrace Apartments —Chicago	Evanston Senior Redevelopment—Evanston

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, President

 Chicago and Cook County Building Construction Trades Council

HIGHLIGHTS OF ILLINOIS INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Circle Park Apartments	Chicago	$84,895,000	$163,806,449	292,010
Covent Apartments	Chicago	$4,900,000	$17,763,640	97,930
Edwin Berry Manor Apartments	Chicago	$5,752,000	$12,521,150	45,010
Evanston Senior Redevelopment	Evanston	$3,400,000	$24,164,944	281,520
Heiwa Terrace Apartments	Chicago	$28,500,000	$68,414,801	396,710
Liberty Meadows Estates, Phase II	Joliet	$2,100,000	$8,126,827	82,610
Metro 19 Apartments	Roselle	$65,928,000	$77,098,874	570,480
Morningside Court Apartments	Chicago	$28,700,000	$56,425,536	105,240
Northpoint Apartments	Chicago	$68,984,000	$86,804,801	226,220
Parkway Lakeside	O’Fallon	$26,094,000	$28,160,111	295,180
Southern Hills/Orlando	Decatur	$21,810,000	$40,873,063	109,000

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com